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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 April 30, 2002
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                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                      33-45499                  36-3809819
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(State or other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)



                216 Evergreen Street, Bensenville, Illinois 60106
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               (Address of principal executive offices) (Zip Code)



                                 (630) 860-9542
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                         (Registrant's telephone number)



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ITEM 5. OTHER EVENTS.

         On April 30, 2002 M-Wave, Inc. announced its first quarter results for 2002. The full text of M-Wave, Inc.'s April 30, 2002 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Exhibits

        99.1 Press Release issued by M-Wave, Inc. dated April 30, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2002

                                            M-WAVE, INC.


                                            By: /s/ PAUL S. SCHMITT
                                                --------------------------------
                                                Name: Paul S. Schmitt
                                                Title: Controller; Chief
                                                       Accounting Officer




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                                  EXHIBIT INDEX




     EXHIBIT                                    DESCRIPTION
       NO.                                      -----------
       ---
       99.1   Press Release issued by M-Wave, Inc. dated April 30, 2002




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